UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                       January 11, 2000 (January 11, 2000)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                    1-9076                     13-3295276
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(State or other jurisdiction         (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)



    300 Tower Parkway, Lincolnshire, Illinois                      60069
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     (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------
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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 5.  Other Events.
------   ------------

                  Registrant's press release dated January 11, 2000 is filed herewith as Exhibit 20 and is incorporated herein by references.


Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)      Exhibits.
                  --------

                  20.  Press release of Registrant dated January 11, 2000.


                                    SIGNATURE
                                    ---------

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FORTUNE BRANDS, INC.
                                        ---------------------
                                            (Registrant)


                                         By  /s/ Mark Hausberg
                                            --------------------------------
                                            Mark Hausberg
                                            Senior Vice President - Finance
                                              and Treasurer



Date:  January 11, 2000


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                                  EXHIBIT INDEX


                                                                    Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------


20.      Press release of Registrant dated
         January 11, 2000.